UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 11, 2005

                              Jagged Peak, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   0-31715                91-2007478
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)

       2701 N. Rocky Point Drive, Suite 1250, Tampa, FL     33607
       ------------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (800)430-1312

                     Absolute Glass Protection, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

Pursuant to Acquisition Agreement and Plan of Merger, dated July 8, 2005, by and among Absolute Glass Protection, Inc., Absolute Glass Protection Acquisition Corporation and Jagged Peak Inc., the Registrant amended Article I of Company?s Articles of Incorporation, effective July 11, 2005. The amended Articles include a corporate name change from Absolute Glass Protection, Inc. to Jagged Peak, Inc. The Acquisition Agreement and Plan of Merger was filed with the Commission on July 11, 2005 in a Current Report as Exhibit 2.1

The Company?s Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.5 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(c)  Exhibits

     3.5  Certificate of Amendment to the Articles of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:   July 11, 2005                       Jagged Peak, Inc.
                            (formerly known as Absolute Glass Protection, Inc.)
                            --------------------------------------------------
                                               Registrant

                                      By:  Paul B. Demirdjian
                                      --------------------------------
                                           Paul B. Demirdjian
                                           Chief Executive Officer

                           EXHIBIT INDEX




   Exhibit No.      Description
   -----------      -----------

  3.5  Certificate of Amendment to the Articles of Incorporation

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